SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 14, 1998

                       HOST MARRIOTT SERVICES CORPORATION

        DELAWARE                       1-14040                 52-1938672
------------------------             -----------            ----------------
(State of Incorporation)             (Commission            (I.R.S. Employer
                                     File Number)         Identification Number)

                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.

ITEM 5.  OTHER EVENTS.

         News Release dated July 14, 1998 announcing second quarter results and containing forward looking statements

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NO.

              20   News Release dated July 14, 1998


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOST MARRIOTT SERVICES CORPORATION

 JULY 14, 1998                              /S/ BRIAN W. BETHERS
---------------                -------------------------------------------------
     Date                                      Brian W. Bethers
                               Senior Vice President and Chief Financial Officer


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